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Exhibit 23.2

INDEPENDENT AUDITOR'S CONSENT

        We consent to the use in this amended registration statement of Nucuotec, Inc. and subsidiary on Form SB-2/A of our report, dated May 21, 2002, appearing in the Prospectus.

        We also consent to the reference to our Firm under the captions "Experts" in such Prospectus.

        /s/ Stonefield Josephson, Inc.

        CERTIFIED PUBLIC ACCOUNTANTS

        Santa Monica, California

        February 3, 2003

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  Exhibit 23.2
INDEPENDENT AUDITOR'S CONSENT